SUPPLEMENT DATED JANUARY 14, 2002 TO THE

                       FIRST INVESTORS SHAREHOLDER MANUAL

                             DATED NOVEMBER 1, 2001



The following is added to the end of the subsection entitled "Class A Shares May be Purchased Without a Sales Charge", under the heading "Choosing Between Share Classes."

Beginning January 14, 2002, we will waive the front-end sales charge on purchases of class A shares within a First Investors Education Savings Account, when such purchases are made with the proceeds of an investment in an Education Individual Retirement Account established with any other mutual fund which imposes a front-end or contingent-deferred sales charge. To qualify for this waiver, you must place your order within the promotion period and notify us that you are eligible for the waiver. You may be asked to provide documentation showing that you are entitled to the waiver. If you redeem your shares within 24 months of your purchase, you will pay a contingent-deferred sales charge of 1.00%.

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